CHASE

                                     GROWTH

                                      FUND











                                  ANNUAL REPORT
                            DATED SEPTEMBER 30, 2001

                                   ----------

                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091


                              Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556

                                CHASE GROWTH FUND

                                                                         [PHOTO]

October 18, 2001

Dear Fellow Shareholders:

     As I write this annual review, over 500 shareholders have $34 million invested in our Chase Growth Fund (NASDAQ: CHASX). We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the new shareholders since my April 23rd letter.

     For the year ended September 30, 2001 our fund had a (before and after tax, assuming shares are not sold) total return of -18.47% and -18.90% respectively compared with -26.65% for the fully invested Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), -45.64% for the Russell 1000(R) Growth Index, and -45.68% for the Lipper Large-Cap Growth Funds Index.

     Although the Chase Growth Fund is an equity fund, during this past year we continued to partially cushion your portfolio against the risks and volatility of this stock market by investing 16.4% on average in interest bearing cash equivalents. On September 30, our fund was invested in 35 stocks ranging in market capitalization from $168 billion (Johnson & Johnson) to $2 billion (Protective Life).

     Over the past year the stock market suffered one of its worst declines. Most of our equities declined at least moderately. Our five best performing stocks were First Health Group +82.2%, General Dynamics +30.8%. UnitedHealth Group +24.9%, Biomet +22.2%, and Cardinal Health +16.2%. A few new purchases made during the year also helped performance: Apollo Group +19.5%, AutoZone, Inc. +16.4%, Golden West Financial +14.4%, Johnson & Johnson +12.7%, and Baxter International +11.5%.

     Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Growth Fund (CGF) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. As shown in the accompanying charts, we compare the characteristics of our fund's stocks to the S&P 500. CGF stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 18% vs. 9% for the S&P. They are significantly more profitable with a Return on Equity of 28% vs. 15%, and have stronger balance sheets with Debt to Total Capital of 28% vs. 37%. On average, they sell at a 12% lower price/earnings multiple than the S&P 500 (21.7X vs. 24.8X) based on year 2001 estimated reported earnings. Our stocks are selling at only 1.09 times their five year historical growth rates compared to 2.68 times for the S&P 500. Similarly they sell at 0.86 times their projected reinvestment rates compared to
3.15 times for the S&P 500.

     During the first half of the fiscal year ended September 30th we reduced the emphasis on the technology sector from 16% to about 5%. By the end of September, technology was only 3% as we continued to emphasize more reasonably-priced growth stocks which we believe have better defensive characteristics. That strategy helped us show a more moderate decline for the quarter ending September 30, 2001 and resulted in Lipper ranking the CGF as the best performing Large Cap Growth Fund for the quarter out of 872 funds. For the whole year, Lipper ranked the Chase Growth Fund second best out of a database of 817 funds. More importantly, the Chase Growth Fund was ranked in the first percentile out of their universe of 508 funds for the three years ended September 30, 2001.

2

                                CHASE GROWTH FUND


September 30, 2001    CHASE GROWTH FUND STOCKS VS. S&P 500

                                   Chase Growth Fund Stocks         S&P 500
                                   ------------------------         -------
Last 5 Year Earnings Growth                  18%                        9%
Return on Equity                             28%                       15%
Reinvestment Rate                            23%                        8%
Debt/Total Capital                           28%                       37%
Weighted Avg. Cap. (Billion)                38.2                      96.0
Weighted Avg. Beta (Volatility)             0.99                      1.00
Price/Earnings Estimated 2002               19.4                      24.8

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio. S&P 500 Earnings are based on reported figures after write-offs.

     Recent estimates for S&P 500 2001 reported earnings are down over 25% from 2000 levels. The Federal Reserve has been very disturbed by the business deterioration and the vulnerability of consumer confidence to declining stock prices as reflected by its nine interest rate reductions and rapid expansion of the money supply. No one knows how long or severe the current recession will be. By September 21st the market was severely oversold and the Investors Intelligence Survey of Advisory Sentiment was down to 37.6% bulls, a contrary indicator which was pessimistic enough to be bullish. From such an oversold condition the stock market should have a good short-term recovery, but we expect last months lows will be tested. Valuation is still excessive by historical norms. On September 30th, Ned Davis Research estimated total common stock market capitalization stood at 108.7% of nominal GDP. While that is down substantially from its March 2000 peak of 171.5%, it is still very high compared to ratios of 86.5% and 79.2% respectively at the 1929 and 1973 peaks.


September 30, 2001          FUNDAMENTALS AND RATIOS

                                  P/E TO FIVE-YEAR           P/E TO PROJECTED
                                 HISTORICAL GROWTH           REINVESTMENT RATE

Chase Growth Fund                        1.09                       0.86
Russell 1000 Growth                      1.16                       1.10
S&P 500                                  2.68                       3.15

                                CHASE GROWTH FUND


     We continue to believe this is a period for very careful stock selection. In our balanced accounts we continue to maintain substantial short-term reserves. Going forward, we believe our investment strategy with a well defined investment process that involves significant valuation and technical parameters seeking defensive growth stocks at a reasonable price will continue to perform relatively well. We believe taking advantage of weakness in good quality growth stocks is sounder long term strategy than buying "value" stocks with little or no growth, many of which are cyclical and face rough competition from worldwide excess capacity. The recent volatility in the stock market demonstrates the need for a consistent investment discipline that has proven itself over several market cycles.

     Over the longer term, broader public participation in equity markets may result in and even justify higher price/earnings multiples, but we continue to believe this is a period for caution and an emphasis on capital preservation.

     Chase Investment Counsel Corporation now manages over $1 billion for 97 clients in 22 states. The Chase Growth Fund is managed by the same senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a smaller fund managed by a moderate size management firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. Moreover, as a new fund the portfolio does not have as large accumulated capital gain tax liabilities on appreciated stocks as many older funds do. We remain tax sensitive. There will be no taxable capital gains distributions this year and we have established significant capital losses to help offset any capital gains that are taken next year.

     As the largest CGF shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corporation, most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together.

                                 TOP 10 HOLDINGS

1.   UnitedHealth Group, Inc.                 6.   Freddie Mac
2.   Cardinal Health, Inc.                    7.   Philip Morris Companies, Inc.
3.   Sysco Corp.                              8.   Tyco International Ltd.
4.   General Dynamics Corp.                   9.   Johnson & Johnson
5.   Washington Mutual, Inc.                 10.   ChevronTexaco Corp.


/s/ Derwood S. Chase, Jr.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

4

                                CHASE GROWTH FUND

                                CHASE GROWTH FUND

  Comparison of the change in value of a $10,000 investment in the Chase Growth
         Fund versus the S & P 500 Composite Stock Price Index and the
                      Lipper Large Cap Growth Fund Index.

                  Chase Growth Fund       S & P 500 Composite Stock Price Index       Lipper Large Cap Growth Fund Index
                  -----------------       -------------------------------------       ----------------------------------
2-Dec-97               $10,000                           $10,000                                   $10,000
31-Dec-97              $10,201                           $10,000                                   $10,136
31-Mar-98              $11,432                           $11,393                                   $11,620
30-Jun-98              $11,602                           $11,769                                   $12,212
30-Sep-98              $10,691                           $10,598                                   $10,956
31-Dec-98              $13,224                           $12,859                                   $13,833
31-Mar-99              $13,884                           $13,495                                   $14,930
30-Jun-99              $14,155                           $14,443                                   $15,491
30-Sep-99              $13,674                           $13,540                                   $14,856
31-Dec-99              $16,747                           $15,562                                   $18,650
31-Mar-00              $17,478                           $15,035                                   $20,165
30-Jun-00              $16,948                           $14,636                                   $18,693
30-Sep-00              $17,708                           $14,494                                   $17,409
31-Dec-00              $17,238                           $13,360                                   $14,980
31-Mar-01              $15,503                           $11,776                                   $11,676
30-Jun-01              $15,900                           $12,465                                   $12,461
30-Sep-01              $14,438                           $10,634                                   $ 9,985

                         Average Annual Total Return(1)
                  One Year                            -18.47%
                  Since inception (12/2/97)            10.06%

Past performance is not predictive of future performance.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow signicantly faster than the earnings of the stocks represented in a moajor unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversifed large-cap funds universe average. The funds in this index have a similar investment objective as the Chase Growth Fund.

                                CHASE GROWTH FUND


PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
     Shares   COMMON STOCKS: 82.59%                                 Market Value
--------------------------------------------------------------------------------
              BEVERAGE: 2.56%
     17,900   PepsiCo, Inc. ..................................     $    868,150
                                                                   ------------
              CONGLOMERATES: 5.16%
     24,100   Tyco International Ltd .........................        1,096,550
     14,100   United Technologies Corp. ......................          655,650
                                                                   ------------
                                                                      1,752,200
                                                                   ------------
              DEFENSE: 4.14%
     15,900   General Dynamics Corp. .........................        1,404,288
                                                                   ------------
              DRUGS: 5.86%
     18,600   Elan Corporation, plc ADR* .....................          901,170
     19,600   Johnson & Johnson ..............................        1,085,840
                                                                   ------------
                                                                      1,987,010
                                                                   ------------
              ENERGY/OIL/GAS/COAL: 7.91%
     22,400   Burlington Resources ...........................          766,304
     11,600   Chevron Texaco Corp. ...........................          983,100
     17,300   Phillips Petroleum Co. .........................          933,162
                                                                   ------------
                                                                      2,682,566
                                                                   ------------
              FINANCE/BANKS: 5.40%
     10,200   Golden West Financial Corp. ....................          592,620
     32,250   Washington Mutual, Inc. ........................        1,240,980
                                                                   ------------
                                                                      1,833,600
                                                                   ------------
              FINANCIAL SERVICES - MORTGAGE RELATED: 3.62%
     18,900   Freddie Mac ....................................        1,228,500
                                                                   ------------
              FOOD: 4.41%
     58,600   Sysco Corp. ....................................        1,496,644
                                                                   ------------
              HEALTH CARE BENEFITS: 6.30%
     18,400   First Health Group Corp.* ......................          540,592
     24,000   UnitedHealth Group, Inc.* ......................        1,596,000
                                                                   ------------
                                                                      2,136,592
                                                                   ------------

6

                                CHASE GROWTH FUND


PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 2001, CONTINUED
--------------------------------------------------------------------------------
     Shares                                                         Market Value
--------------------------------------------------------------------------------
              HOSPITALS: 1.64%
      9,300   Tenet Healthcare Corp. .........................     $    554,745
                                                                   ------------
              HOUSEHOLD PRODUCTS: 2.64%
     12,300   The Procter & Gamble Co ........................          895,317
                                                                   ------------
              INFORMATION SERVICES: 3.10%
      9,800   Concord EFS, Inc.* .............................          479,710
      9,800   First Data Corp ................................          570,948
                                                                   ------------
                                                                      1,050,658
                                                                   ------------
              INSURANCE - LIFE / HEALTH: 0.66%
      7,730   Protective Life Corp. ..........................          224,170
                                                                   ------------
              LEISURE TIME: 2.93%
     12,600   Carnival Corp. - Class A .......................          277,452
     17,700   Harley-Davidson, Inc. ..........................          716,850
                                                                   ------------
                                                                        994,302
                                                                   ------------
              MEDICAL SUPPLIES: 9.50%
     14,500   Baxter International, Inc. .....................          798,225
     19,875   Biomet, Inc. ...................................          581,344
     20,850   Cardinal Health, Inc. ..........................        1,541,857
     11,300   Lincare Holdings, Inc.* ........................          300,241
                                                                   ------------
                                                                      3,221,667
                                                                   ------------
              REITS: 2.26%
     23,966   Equity Office Properties Trust .................          766,912
                                                                   ------------
              RETAIL - GROCERS: 2.89%
     39,800   The Kroger Co.* ................................          980,672
                                                                   ------------
              RETAIL - SPECIALTY: 5.23%
      7,700   AutoZone, Inc.* ................................          399,322
     11,700   Best Buy Co., Inc.* ............................          531,765
     13,000   Lowe's Companies, Inc. .........................          411,450
     11,256   The Home Depot, Inc. ...........................          431,893
                                                                   ------------
                                                                      1,774,430
                                                                   ------------

                                CHASE GROWTH FUND

--------------------------------------------------------------------------------
     Shares                                                         Market Value
--------------------------------------------------------------------------------
              SERVICE COMPANIES: 3.01%
     13,400   Apollo Group, Inc. - Class A* ..................     $    563,202
     35,700   Cendant Corp.* .................................          456,960
                                                                   ------------
                                                                      1,020,162
                                                                   ------------
              TOBACCO: 3.37%
     23,700   Philip Morris Companies, Inc. ..................        1,144,473
                                                                   ------------
              Total Common Stocks (Cost $27,753,229) .........       28,017,058
                                                                   ------------
              SHORT-TERM INVESTMENTS: 17.22%

  5,842,396   First American Treasury Fund (Cost $5,842,396) .        5,842,396
                                                                   ------------
              Total Investments in
               Securities (Cost $33,595,625+): 99.81% ........       33,859,454
              Other Assets in Excess of Liabilities: 0.19% ...           63,010
                                                                   ------------
              Net Assets: 100.00% ............................     $ 33,922,464
                                                                   ============

*    Non-income producing security.

+ At September 30, 2001, the cost of securities for Federal income tax purposes was $33,595,625. Gross unrealized appreciation and depreciation of securities is as follows:

              Gross unrealized appreciation ..................     $  2,232,719
              Gross unrealized depreciation ..................       (1,968,890)
                                                                   ------------
                Net unrealized appreciation ..................     $    263,829
                                                                   ============

See Notes to Financial Statements.

8

                                CHASE GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
     (identified cost $33,595,625) ..............................  $ 33,859,454
   Cash .........................................................        32,711
   Receivables
     Fund shares sold ...........................................        40,917
     Dividends ..................................................        34,091
   Prepaid expenses .............................................         5,285
                                                                   ------------
        Total assets ............................................    33,972,458
                                                                   ------------
LIABILITIES
   Payables
     Due to advisor .............................................        23,323
     Fund shares repurchased ....................................           170
   Accrued expenses .............................................        26,501
                                                                   ------------
        Total liabilities .......................................        49,994
                                                                   ------------
NET ASSETS ......................................................  $ 33,922,464
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   [$33,922,464 / 2,383,297 shares outstanding: unlimited
   number of shares (par value $0.01) authorized] ...............  $      14.23
                                                                   ============
COMPONENTS OF NET ASSETS
   Paid-in capital ..............................................  $ 36,029,931
   Undistributed net investment income ..........................        93,582
   Accumulated net realized loss on investments .................    (2,464,878)
   Net unrealized appreciation on investments ...................       263,829
                                                                   ------------
     Net assets .................................................  $ 33,922,464
                                                                   ============

See Notes to Financial Statements.

                                CHASE GROWTH FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
     Dividends ..................................................   $   562,733
                                                                    -----------
   Expenses
     Advisory fees (Note 3) .....................................       308,594
     Administration fees (Note 3) ...............................        61,707
     Fund accounting fees .......................................        29,394
     Professional fees ..........................................        26,150
     Transfer agent fees ........................................        22,576
     Registration fees ..........................................        10,268
     Custody fees ...............................................         7,920
     Reports to shareholders ....................................         7,001
     Trustee fees ...............................................         6,001
     Insurance fees .............................................         2,889
     Miscellaneous ..............................................         2,539
                                                                    -----------
        Total expenses ..........................................       485,039
        Less: advisory fee waiver (Note 3) ......................       (28,027)
                                                                    -----------
        Net expenses ............................................       457,012
                                                                    -----------
          NET INVESTMENT INCOME .................................       105,721
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions .................    (2,118,432)
   Net change in unrealized depreciation on investments .........    (4,407,077)
                                                                    -----------
     Net realized and unrealized loss on investments ............    (6,525,509)
                                                                    -----------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..   $(6,419,788)
                                                                    ===========

See Notes to Financial Statements.

10

                                CHASE GROWTH FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year            Year
                                                                               Ended           Ended
                                                                           Sept. 30, 2001  Sept. 30, 2000
                                                                           --------------  --------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income / (loss) .......................................   $    105,721    $     (9,139)
   Net realized (loss) / gain on security transactions ..................     (2,118,432)        292,804
   Net change in unrealized (depreciation)/appreciation on investments ..     (4,407,077)      3,141,446
                                                                            ------------    ------------
     NET (DECREASE) / INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ..................................................     (6,419,788)      3,425,111
                                                                            ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................        (12,092)              0
   Net realized gain on security transactions ...........................       (354,500)              0
                                                                            ------------    ------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ..................       (366,592)              0
                                                                            ------------    ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase in net assets derived from net change
     in outstanding shares (a) ..........................................     17,577,485      10,566,654
                                                                            ------------    ------------
   TOTAL INCREASE IN NET ASSETS .........................................     10,791,105      13,991,765

NET ASSETS
Beginning of year .......................................................     23,131,359       9,139,594
                                                                            ------------    ------------
End of year (Includes undistributed net investment income of
   $93,582 and $0 in 2001 and 2000, respectively.) ......................   $ 33,922,464    $ 23,131,359
                                                                            ============    ============

(a)  A summary of share transactions is as follows:

                                                  Year                            Year
                                                 Ended                           Ended
                                           September 30, 2001              September 30, 2000
                                      ---------------------------     ---------------------------
                                        Shares    Paid in Capital       Shares    Paid in Capital
                                      ----------  ---------------     ----------  ---------------
Shares sold .......................    1,140,433    $ 18,568,377         678,243    $ 11,265,849
Shares issued on reinvestments of
   distributions ..................       21,496         365,223               0               0
Shares redeemed ...................      (85,942)     (1,356,115)        (39,935)       (699,195)
                                      ----------    ------------      ----------    ------------
Net increase ......................    1,075,987    $ 17,577,485         638,308    $ 10,566,654
                                      ==========    ============      ==========    ============

See Notes to Financial Statements.

                                CHASE GROWTH FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                     Year            Year            Year      Dec. 2, 1997*
                                                                    Ended           Ended           Ended         through
                                                               Sept. 30, 2001  Sept. 30, 2000  Sept. 30, 1999  Sept. 30, 1998
                                                               --------------  --------------  --------------  --------------
Net asset value, beginning of period ........................      $ 17.69         $ 13.66         $ 10.68        $ 10.00
                                                                   -------         -------         -------        -------
Income from investment operations:
   Net investment income/(loss) .............................         0.05           (0.01)          (0.05)         (0.01)
   Net realized and unrealized gain/(loss)
     on investments .........................................        (3.28)           4.04            3.03           0.70
                                                                   -------         -------         -------        -------
Total from investment operations ............................        (3.23)           4.03            2.98           0.69
                                                                   -------         -------         -------        -------
Less distributions:
   From net investment income ...............................        (0.01)           0.00            0.00          (0.01)
   From net realized gain ...................................        (0.22)           0.00            0.00           0.00
                                                                   -------         -------         -------        -------
Total distributions .........................................        (0.23)           0.00            0.00          (0.01)
                                                                   -------         -------         -------        -------
Net asset value, end of period ..............................      $ 14.23         $ 17.69         $ 13.66        $ 10.68
                                                                   =======         =======         =======        =======
TOTAL RETURN ................................................       (18.47%)         29.50%          27.90%          6.91%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .......................      $33,922         $23,131         $ 9,140        $ 4,010

Ratio of expenses to average net assets:
   Before expense reimbursement .............................         1.57%           1.70%           2.37%          3.98%+
   After expense reimbursement ..............................         1.48%           1.48%           1.48%          1.47%+

Ratio of net investment income/(loss) to average net assets:
   After expense reimbursement ..............................         0.34%          (0.06%)         (0.59%)        (0.17%)+

Portfolio turnover rate .....................................        94.84%          73.94%          62.49%         54.49%

*    Commencement of operations.
+    Annualized.
++   Not Annualized

See Notes to Financial Statements.

12

                                CHASE GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Chase Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Fund began operations on December 2, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                                CHASE GROWTH FUND

--------------------------------------------------------------------------------
NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended September 30, 2001, Chase Investment Counsel Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended September 30, 2001, the Fund incurred $308,594 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended September 30, 2001, the Advisor reduced its fees in the amount of $28,027; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $180,883.

     Year           Amount
     ----         ---------
     2002         $ 152,856
     2003            28,027
                  ---------
                  $ 180,883

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                               Fee rate
----------------                               --------
Less than $15 million                          $30,000
$15 million to less than $50 million           0.20% of average daily net assets
$50 million to less then $100 million          0.15% of average daily net assets
$100 million to less than $150 million         0.10% of average daily net assets
More than $150 million                         0.05% of average daily net assets

14

                                CHASE GROWTH FUND


NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

     Effective October 1, 2001, the Administrator and Distributor were acquired by a wholly-owned subsidiary of U.S. Bancorp.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended September 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $40,170,469 and $24,451,501, respectively.

NOTE 5 - INCOME TAXES

     As of September 30, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $2,464,878. For tax purposes, such losses will be reflected in the year ending September 30, 2002.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of;
Chase Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Growth Fund, series of Advisors Series Trust (the "Fund") at September 30, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years, in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the period from December 2, 1997 (commencement of operations) to September 30, 1998, was audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial highlights.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
November 23, 2001

                                     ADVISOR

                      Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

                                   ==========

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                   ==========

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                   ==========

                                 TRANSFER AGENT

                                     Orbitex
                        14707 California Street, Suite 5
                                Omaha, NE 68154

                                   ==========

                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                              345 California Street
                        San Francisco, California 94104

                                   ==========

                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.